Exhibit 99.1

                            FORM OF VOTING AGREEMENT
                            ------------------------

                     VOTING AGREEMENT, dated as of October 25, 2000 (this "AGREEMENT"), between Franklin Resources, Inc. a Delaware corporation ("PARENT") and _____________________________ (the "STOCKHOLDER").

                              W I T N E S S E T H:

                     WHEREAS, concurrently herewith, Parent and Fiduciary Trust Company International, a bank organized and existing under Article III of the New York State Banking Law (the "COMPANY"), are entering into an Agreement and Plan of Share Acquisition (as such agreement may hereafter be amended from time to time, the "ACQUISITION AGREEMENT"; capitalized terms used and not defined herein have the respective meanings ascribed to them in the Acquisition Agreement) pursuant to which all of the outstanding shares will be exchanged for the right to receive shares of Parent Common Stock;

                     WHEREAS, the Stockholder has the right to vote or dispose of _________ shares of common stock, par value $1.00 per share, of the Company (the "SHARES"); and

                     WHEREAS, as an inducement and a condition to entering into the Acquisition Agreement, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement; and further the Stockholder has agreed to enter into this Agreement strictly in his capacity as owner of the Shares and not in his capacity as a director or officer of the Company.

                     NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                     1. Provisions Concerning the Shares. (a) The Stockholder hereby agrees that during the period commencing on the date hereof and continuing until this provision terminates pursuant to Section 4 hereof, at any meeting of the holders of Shares, however called, or in connection with any written consent of the holders of Shares the Stockholder shall vote (or cause to be voted) any Shares, whether heretofore owned or hereafter acquired, in favor of the adoption of the Acquisition Agreement and any actions required in furtherance thereof and hereof.

                     (b) The Stockholder shall not enter into any agreement or understanding with any person the effect of which would be inconsistent or violative of the provisions of this Agreement.

                     2. Representations and Warranties. As of the date hereof, the Stockholder hereby represents and warrants to Parent as follows:



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                     (a) Ownership of Shares. The Stockholder is the owner of
all of the Shares. On the date hereof, the Shares constitute all of the shares of Common Stock of the Company owned by the Stockholder.

                     (b) Power; Binding Agreement. The Stockholder has the legal capacity, power and authority to enter into and perform all of his or her obligations under this Agreement which constitutes a binding agreement on the Stockholder.

                     (c) Reliance by Parent. The Stockholder understands and acknowledges that Parent and the Company are entering into the Acquisition Agreement in reliance upon execution and delivery of this Agreement by the Stockholder.

                     (d) Sophistication. The Stockholder acknowledges being an informed and sophisticated investor and, together with the Stockholder's advisors, has undertaken such investigation as they have deemed necessary, including the review of the Acquisition Agreement and this Agreement, to enable the Stockholder to make an informed and intelligent decision with respect to the Acquisition Agreement and this Agreement and the transactions contemplated thereby and hereby.

                     3. Restriction on Transfer; Proxies; Non-Interference; Stop Transfers;

                     (a) The Stockholder shall not, directly or indirectly, during the period commencing on the date hereof and continuing until this provision terminates pursuant to Section 4 hereof: (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or grant or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Shares or any interest therein; (ii) except as contemplated by Section 1 grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (iii) take any action that would make any of the Stockholder's representations or warranties contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing his/her respective obligations under this Agreement.


                     (b) Without limiting the generality of Section 3(a) above, the Stockholder agrees with, and covenants to, Parent that the Stockholder shall not, during the period set forth in Section 3(a), request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing the Shares, unless such transfer is made in compliance with this Agreement.

                     4. Termination. Except as otherwise provided herein, the covenants and agreements contained in Sections 1 and 3 hereof shall terminate
(i) in the event the Acquisition Agreement is terminated in accordance with the terms thereof, upon such termination, and (ii) in the event the Share Exchange is consummated, upon the Effective Time. Notwithstanding anything to the contrary herein, no termination of this Agreement shall relieve any party of liability for a breach hereof prior to termination.


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                     5. Entire Agreement. This Agreement constitute the entire
agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                     6. Certain Events. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person who has the right to vote or dispose of such Shares shall pass, whether by operation of Law or otherwise, including, without limitation, the Stockholder's heirs, executors, guardians, administrators, trustees or successors. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement.

                     7. Assignment. This Agreement shall not be assigned by any party hereto, by operation of law or otherwise, without the prior written consent of the other party, and any purported assignment without such consent shall be null and void. All covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall be binding on and inure to the benefit of the respective successors, heirs and permitted assigns of the parties hereto.

                     8. Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except upon the execution and delivery of a written agreement executed by each of the parties hereto.

                     9. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses: (i) if to Parent, to its address set forth in the Acquisition Agreement; and (ii) if to the Stockholder, to the address set forth under the Stockholder's signature on the signature page hereto; or, in each case, to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

                     10. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.


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                     11. Specific Performance. The Stockholder recognizes and
acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause Parent to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore the Stockholder agrees that in the event of any such breach Parent party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which Parent may be entitled, at law or in equity.

                     12. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                     13. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                     14. No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person who or which is not a party hereto .

                     15. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                     16. Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                     17. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.



                            [signature page follows]





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                     IN WITNESS WHEREOF, Parent and the Stockholder have
executed and delivered this Agreement as of the day and year first above written.


                                     FRANKLIN RESOURCES, INC.

                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                     STOCKHOLDER

                                     By:
                                        ---------------------------------------
















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